UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.                     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

BlackRock, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment	of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PROXY

FOR ANNUAL MEETING OF STOCKHOLDERS

BLACKROCK, INC.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Paul L. Audet and Robert P. Connolly, and each of them, as proxies, each with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side of this form, all shares of common stock of BlackRock, Inc. held of record by the undersigned as of March 30, 2007, at the 2007 Annual Meeting of Stockholders to be held on May 23, 2007, beginning at 9:00 a.m., local time, at BlackRock, Inc., 55 East 52nd Street, New York, New York and in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting, in accordance with their best judgment.

If no other indication is made on the reverse side of this form, the proxies shall vote FOR all nominees listed in Item 1 and FOR Item 2.

This proxy may be revoked at any time prior to the time voting is declared closed by giving the Corporate Secretary of BlackRock, Inc. written notice of revocation or a subsequently dated proxy, or by casting a ballot at the meeting.

If the undersigned is a participant in the BlackRock, Inc. Retirement Savings Plan (the “RSP”), then the undersigned hereby directs Merrill Lynch Bank & Trust Co., FSB, as Trustee of the RSP to vote all the shares of BlackRock common stock credited to the undersigned’s account as indicated on the reverse side at the meeting and at any adjournment(s) thereof.

(This card is continued on the reverse side. Please sign on the reverse side and return promptly in the enclosed envelope.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù  FOLD AND DETACH HERE  Ù

BLACKROCK, INC.

2007 ANNUAL MEETING OF STOCKHOLDERS

May 23, 2007

9:00 A.M., local time

BLACKROCK, INC.

55 EAST 52ND STREET

NEW YORK, NEW YORK

Mark Here for Address Change or
Comments SEE REVERSE SIDE

All shares will be voted as instructed below. In the absence of instructions, all shares will be voted with respect to registered stockholders, FOR all nominees listed in Item 1 and FOR Item 2, and with respect to participants in the BlackRock, Inc. Retirement Savings Plan, in the manner required or permitted by the governing plan documents.

The Board of Directors recommends a vote FOR all nominees listed in Item 1.			The Board of Directors recommends a vote FOR Item 2.

1. Election of Directors		Nominees:	2. Ratification of the appointment of Deloitte & Touche LLP
FOR all nominees listed to the right ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the right ☐	01 William O. Albertini 02 Dennis D. Dammerman 03 William S. Demchak 04 David H. Komansky 05 James E. Rohr 06 Ralph L. Schlosstein	as BlackRock’s independent registered public accounting firm for fiscal year 2007. FOR AGAINST ABSTAIN ☐ ☐ ☐

FOR all nominees, except vote withheld from the following nominees (if any):

Signature	Signature	Dated	_____________ ,	2007

IMPORTANT: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN OTHER REPRESENTATIVE CAPACITY, PLEASE SIGN NAME AND TITLE.

Ù  FOLD AND DETACH HERE  Ù

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern time on May 22, 2007.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/blk Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.